                                                                   EXHIBIT 10.27


                              ASSIGNMENT OF LEASE

For valuable consideration, and subject to the continuation of liability set forth herein, NeoPath, Inc. ("Assignor") does hereby assign and transfer to AutoCyte, Inc. ("Assignee") all the Assignor's right, title, and interest in and to that certain lease dated October 1, 1994, amended February 16, 1995, further amended November 21, 1995, and further amended November 6, 1997 (the "Lease") by and between TIAA Realty Inc., a Delaware corporation, as successor to Teachers Insurance & Annuity Association, a New York corporation, as Landlord, and Neopath, Inc., as Tenant, covering the premises located at 8271 - 154th AVENUE N.E. ,"Redmond WA 98052 Buildings "H" AND "K," approximately
72,000 Square feet, effective the date of the transaction contemplated in the Agreement and Plan of Merger among Autocyte, Inc., Trilogy Acquisition Corporation, and Neopath, Inc. dated June 4, 1999. Such assignment shall not affect the liability of Assignor under the Lease, and Assignor shall continue to be responsible for the performance of all provisions and conditions thereof. Assignor also guarantees the full and faithful performance by Assignee of all such provisions and conditions of the Lease. Landlord shall retain all rights and remedies under the Lease against Assignor as if this Lease had not been assigned.

                                        ASSIGNOR:
                                        NeoPath, Inc.

                                        By: /s/ David H. Robison
                                           --------------------------------
                                        Name: David H. Robinson
                                        Its: V.P. of Operations


                            ACCEPTANCE OF ASSIGNMENT

AutoCyte, Inc. the Assignee named in the foregoing Assignment hereby accepts said Assignment, and hereby assumes and agrees to keep, perform and be bound by all the terms, covenants, conditions, and obligations contained in the Lease on the part of the Tenant to be kept and performed as though the undersigned was the original Tenant thereunder effective the date of the transaction contemplated in the Agreement and Plan of Merger among AutoCyte, Inc., Trilogy Acquisition Corporation and NeoPath, Inc. dated June 4, 1999.


                                        ASSIGNEE:
                                        AutoCyte, Inc.

                                        By: /s/ William O. Green
                                           ---------------------------
                                        Name: William O. Green
                                        Its: V.P. and CFO

STATE OF ___________________)
                            )ss.
COUNTY OF __________________)


     I certify that I know or have satisfactory evidence that _______________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the _______________________________________ of
______________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


Dated:____________________.           ________________________________________
                                      (Signature)

                                      ________________________________________
                                      (Print Name)
                                      Notary Public, in and for the State
                                      of Washington, residing at _____________
                                      My Commission Expires __________________

STATE OF NORTH CAROLINA   )
                          )ss.
COUNTY OF ALAMANCE        )

     I certify that I know or have satisfactory evidence that William O. Green is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the V.P. and CFO of AutoCyte, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 9/28/99                          /s/ Jo C. Oakes
                                       -------------------------------
                                       (Signature)

                                        Jo C. Oakes
                                        ------------------------------
                                        (Print Name)
                                        Notary Public, in and for the State
                                        of North Carolina residing at
                                        619 Country Club Dr., Burlington
                                        My Commission Expires 7/16/03

                                             -----------------------
STATE OF WASHINGTON )                             Notary Public
                    )ss.                       State of Washington
County of King      )                            SHAWN E, KENNEDY
                                              My Appointment Expires
                                                November 20, 2000
                                             -----------------------

     I certify that I know or have satisfactory evidence that David Robison is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the officer of NeoPath, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 9-27-99                            /s/ Shawn E. Kennedy
                                          ----------------------------------
                                          (Signature)

                                          Shawn E. Kennedy
                                          ----------------------------------
                                          (Print Name)
                                          Notary Public, in and for the State
                                          of Washington, residing at Monroe, WA
                                          My Commission Expires 11-20-2000


                                             -----------------------
STATE OF WASHINGTON )                             Notary Public
                    )ss.                       State of Washington
County of King      )                            SHAWN E, KENNEDY
                                              My Appointment Expires
                                                November 20, 2000
                                             -----------------------

     I certify that I know or have satisfactory evidence that David Robison is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the officer of NeoPath, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 9-27-99                            /s/ Shawn E. Kennedy
                                          ----------------------------------
                                          (Signature)

                                          Shawn E. Kennedy
                                          ----------------------------------
                                          (Print Name)
                                          Notary Public, in and for the State
                                          of Washington, residing at Monroe, WA
                                          My Commission Expires 11-20-2000